EXHIBIT 99.1

WCA Waste Corporation Investor Meeting October 5th & 6th

Safe Harbor Statement Some of the statements contained in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. From time to time, our public filings, press releases and other communications (such as conference calls and presentations) will contain forward- looking statements. These forward-looking statements can generally be identified as such because the context of the statement will include words such as "may," "will," "should," "outlook," "project," "intend," "seek," "plan," "believe," "anticipate," "expect," "estimate," "potential," "continue," or "opportunity," the negatives of these words, or similar words or expressions. Similarly, statements that describe our future plans, objectives or goals are also forward-looking statements. This is true of our description of our acquisition strategy for example. We caution that forward-looking statements are not guarantees and are subject to known and unknown risks and uncertainties. Some of the known risks and uncertainties are described in greater detail in our Form S-1 dated June 22, 2004 or our Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission and available through the Investor Relations Page of our website www.wcawaste.com. Since our business, operations and strategies are subject to a number of risks, uncertainties and other factors, actual results may differ materially from those described in the forward- looking statements. Also, our presentation includes non-GAAP financial measures, a reconciliation to comparable GAAP financial measure for which can be found at the Investor Relations Page of our website

Initial Public Offering Completed June 23, 2004 Issuer: WCA Waste Corporation NASDAQ Symbol: WCAA Security Type: Common Equity Primary Shares: 6.6 million Secondary Shares: 2.4 million Diluted Shares OS @ 6/30/04: 14.6 million Diluted Shares OS @ 9/30/04: 14.9 million Use of Proceeds: Refinance Existing Debt, General Corporate Purposes and Funding Acquisitions Managing Underwriter: Friedman Billings Ramsey

Solid Waste Industry Overview Solid Waste is approximately a $43 billion industry growing 2% - 3% per year 50% publicly traded, 25% privately owned, 25% municipal The industry is made up of collection, processing and disposal services Fundamentals have remained consistent This is a "Grass Roots" & "Disposal Driven" industry Waste collection and disposal is necessary and recession resistant Produces strong and reliable cash flow

Investment Considerations Profitable Substantial financial capability Disciplined acquisition strategy Strategic locations "Tuck-In" acquisitions Strong management team Experienced operators Successful acquisition and integration track record

Experienced Management Team Tom J. Fatjo, Jr. Chairman and CEO Over 35 Years in the solid waste industry TransAmerican Waste Industries, Inc. - Chairman and CEO Republic Waste Industries, Inc. - Founder, Chairman and CEO Browning Ferris Industries, Inc. - Founder and Co-CEO Jerry Kruszka President, COO and Director Over 30 years in the solid waste industry TransAmerican Waste Industries, Inc. - President and COO Various positions at Waste Management, Inc. and its affiliates including General Manager, District Manager and Northern California Regional Manager Vice President of Operations, Western Region Manager and a member of the Executive Committee of Chemical Waste Management, Inc.

Experienced Management Team Chuck Casalinova Senior Vice President and CFO Over 20 years in the solid waste industry Waste Management, Inc. - Regional Vice President and Controller; also was a Division Controller, Regional Chief Information Officer and Acquisition Controller Tommy Fatjo Senior Vice President - Finance Over 14 years in the solid waste industry TransAmerican Waste Industries, Inc. - Vice President and Treasurer Republic Waste Industries, Inc. - Investor Relations

Company Overview Fully integrated, profitable, non-hazardous solid waste management company One of the largest operators in the U.S. Operations concentrated in the Southern U.S. Formed in 2000 Pre-IPO 13 Landfills 15 Collection operations 10 Transfer stations As a result of recent acquisitions we now have: 14 Landfills 19 Collection operations 12 Transfer stations

Company Overview After recent acquisitions Approximately 130,000 customers and 530 employees 225 routes and 5,400 landfill tons per day

YTD Acquisitions Currently $90 million available on credit facility On target to complete acquisitions of companies with $150 million in revenue over the next 3-4 years

Location of Operations Location of Operations

Long-Term Goals Substantial revenue and earnings growth Expand landfill base in strategic markets Selectively locate transfer stations Continue to develop fully integrated markets Continued Internalization of volume

Consolidated Balance Sheet * Currently $90 million available on credit facility

Consolidated Income Statement Income from continuing operations before cumulative effect of changes in accounting principles Excludes stock based compensation charge

WCA Waste Corporation